EXHIBIT 32.2

Amended CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350,

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Merle Ferguson, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report of Gold Rock Holdings, Inc. on Form 10-Q/A for the quarter ended March 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amended Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Gold Rock Holdings, Inc.

	By:	/s/ Merle Ferguson
August 22, 2022		Merle Ferguson Chief Financial Officer / Chairman (Principal Accounting and Principal Financial Officer)